THE MUNDER FUNDS

Supplement Dated February 28, 2007

To the Prospectuses Dated October 31, 2006

Investors are advised that beginning April 1, 2007, Class B Shares of the Munder Funds will be available for purchase only as follows:

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Existing owners of any account holding Class B Shares of a Munder Fund as of March 31, 2007 will be able to purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B Shares of a Munder Fund in additional Class B Shares of that Fund;

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Existing owners of any account holding Class B Shares of a Munder Fund as of March 31, 2007 will be able to purchase Class B Shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary;

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401(k) retirement plans (and other similar group retirement plans) offering Class B Shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 (whether or not such retirement plans have any participants investing in the Fund) may open new participant accounts in Class B Shares of that Munder Fund and may purchase additional Class B Shares of that Fund in existing participant accounts;

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401(k) retirement plans (and other similar group retirement plans) seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B Shares of a Munder Fund as an investment option, may open participant accounts in Class B Shares of that Fund;

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Investors that have, prior to the close of business on March 31, 2007, provided the Funds with a written indication of intent to invest in Class B Shares of one or more Munder Funds before August 31, 2007 may purchase Class B Shares of any Munder Fund; and

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Any client or customer of a broker, financial intermediary or other financial institution that has (i) received a sales presentation within the previous six months that includes Class B Shares of one or more Munder Funds as an investment option and (ii) been identified in writing to the Munder Funds on or before March 31, 2007 by the relevant broker, financial intermediary or financial institution as a likely investor in Class B Shares of a Munder Fund may purchase Class B Shares.

After March 31, 2007, if all Class B Shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in the Prospectus, then the shareholder’s account will be closed. Such former holders of Class B Shares will not be able to buy additional Class B Shares or reopen a Class B Shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in the Prospectuses.

The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE